Exhibit 24.01







CONSENT OF INDEPENDENT AUDITORS



      We consent to the use of our report dated January 29, 1993, except for Note 2, as to which the date is February 12, 1993, included in the Annual Report on Form 10-K of Fourth Financial Corporation for the year ended December 31, 1992, with respect to the consolidated financial statements, as amended, included in this Form 10-K/A.




                                    /s/  Ernst & Young

                                    ERNST & YOUNG



Wichita, Kansas
May 5, 1994


                            Exhibit 24.02







CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K/A, into the Company's previously filed Registration Statements on Form S-8 (Reg. No. 2-80907, No. 33-34455, No. 33-21295 and No. 33-37477).






                                    /s/ Arthur Andersen & Co.

                                    ARTHUR ANDERSEN & CO.








Tulsa, Oklahoma
May 5, 1994



                            Exhibit 24.03







CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statements (Form S-8 No. 2-80907, No. 33-34455, No. 33-21295 and No.
33-37477) pertaining to the Amended and Restated 1981 Incentive Stock Option Plan, the Amended and Restated 1986 Incentive Stock Option Plan, the 1988 Employee Stock Purchase Plan of Fourth Financial Corporation and the Fourth Financial Corporation Savings and Investment Plan of our report dated January 23, 1992, with respect to the consolidated financial statements of United Bank of Kansas, Inc. and Subsidiary (not presented herein) included in this Annual Report on Form 10-K/A for Fourth Financial Corporation for the year ended December 31, 1992.



                                          /s/ Grant Thornton

                                          GRANT THORNTON


Wichita, Kansas
May 4, 1994




                            Exhibit 24.04





INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the following Registration Statements of Fourth Financial Corporation of our report on the financial statements of KNB Bancshares, Inc. and Subsidiaries for the year ended December 31, 1991, dated February 7, 1992, which is included in the Annual Report on Form 10-K/A of Fourth Financial Corporation for the year ended December 31, 1992:


      No. 2-80907 on Form S-8 (Amended and Restated 1981 Incentive Stock Option Plan)

      No. 33-34455 on Form S-8 (Amended and Restated 1986 Incentive Stock Option Plan)

      No. 33-21295 on Form S-8 (1988 Employee Stock Purchase Plan of Fourth Financial Corporation)

      No. 33-37477 on Form S-8 (Fourth Financial Corporation Savings and Investment Plan)



/s/ Deloitte & Touche

DELOITTE & TOUCHE


Kansas City, Missouri
May 2, 1994